Basis of presentation	12 Months Ended
Dec. 31, 2020
Corporate Information And Statement Of IFRS Compliance [Abstract]
Disclosure of significant accounting policies
Significant accounting policies
Basis of consolidation
Subsidiaries
Subsidiaries are entities over which the FCA Group had control. Control was achieved when the FCA Group had power over the investee, when it was exposed to, or had rights to, variable returns from its involvement with the investee and had the ability to use its power over the investee to affect the amount of the investor’s returns. Subsidiaries were consolidated on a line by line basis from the date which control was achieved by the FCA Group. The FCA Group reassessed whether or not it controlled an investee if facts and circumstances indicated that there were changes to one or more of the three elements of control listed above.
The FCA Group recognized a non-controlling interest in the acquiree on a transaction-by-transaction basis, either at fair value or at the non-controlling interest’s share of the recognized amounts of the acquiree’s identifiable net assets. Net profit or loss and each component of Other comprehensive income/(loss) were attributed to Equity attributable to owners of the parent and to Non-controlling interests. Total comprehensive income/(loss) of subsidiaries was attributed to Equity attributable to the owners of the parent and to the non-controlling interest even if this resulted in a deficit balance in Non-controlling interests.
Changes in the FCA Group’s ownership interests in a subsidiary that did not result in the FCA Group losing control over the subsidiary were accounted for as equity transactions. The carrying amounts of Equity attributable to owners of the parent and Non-controlling interests were adjusted to reflect the changes in their relative interests in the subsidiary. Any difference between the carrying amount of the non-controlling interests and the fair value of the consideration paid or received in the transaction was recognized directly in Equity attributable to the owners of the parent.
Subsidiaries were deconsolidated from the date on which control ceased. When the FCA Group ceased to have control over a subsidiary, it derecognized the assets (including any goodwill) and liabilities of the subsidiary at their carrying amounts, derecognized the carrying amount of non-controlling interests in the former subsidiary and recognized the fair value of any consideration received from the transaction. Any retained interest in the former subsidiary was then remeasured to its fair value.
All intra-group balances and transactions, and any unrealized gains and losses arising from intra-group transactions, were eliminated in preparing the Consolidated Financial Statements.
Interests in Joint Ventures and Associates
A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the arrangement.
An associate is an entity over which the FCA Group had significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee but does not have control or joint control over those policies.
Joint ventures and associates were accounted for using the equity method of accounting from the date joint control or significant influence was obtained. On acquisition, any excess of the investment over the share of the net fair value of the investee's identifiable assets and liabilities was recognized as goodwill and was included in the carrying amount of the investment. Any excess of the FCA Group’s share of the net fair value of the investee’s identifiable assets and liabilities over the cost of the investment was included as income in the determination of the FCA Group’s share of the investee’s profit/(loss) in the acquisition period.
Under the equity method, investments were initially recognized at cost and adjusted thereafter to recognize the FCA Group’s share of the profit/(loss) and other comprehensive income/(loss) of the investee. The FCA Group’s share of the investee’s profit/(loss) was recognized in the Consolidated Income Statement. Distributions received from an investee reduced the carrying amount of the investment. Post-acquisition movements in Other comprehensive income/(loss) were recognized in Other comprehensive income/(loss) with a corresponding adjustment to the carrying amount of the investment.
Unrealized gains arising on transactions between the FCA Group and its joint ventures and associates were eliminated to the extent of the FCA Group’s interest in the joint venture or associate. Unrealized losses were also eliminated unless the transaction provided evidence of an impairment of the asset transferred.
When the FCA Group’s share of the losses of a joint venture or associate exceeded its interest in that joint venture or associate, the FCA Group discontinued recognizing its share of further losses. Additional losses were provided for and a liability was recognized only to the extent that the FCA Group had incurred legal or constructive obligations or made payments on behalf of the joint venture or associate.
The FCA Group discontinued the use of the equity method from the date the investment ceased to be an associate or a joint venture, or when it was classified as available-for-sale.
Interests in Joint Operations
A joint operation is a type of joint arrangement whereby the parties that have joint control have rights to the assets and obligations for the liabilities relating to the arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.
When the FCA Group undertook its activities under joint operations, it recognized its related interest in the joint operation including: (i) its assets, including its share of any assets held jointly, (ii) its liabilities, including its share of any liabilities incurred jointly, (iii) its revenue from the sale of its share of the output arising from the joint operation, (iv) its share of the revenue from the sale of the output by the joint operation and (v) its expenses, including its share of any expenses incurred jointly.
Assets held for sale, Assets held for distribution and Discontinued Operations
Pursuant to IFRS 5 - Non-current Assets Held for Sale and Discontinued Operations, non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when the asset or disposal group is available for immediate sale in its present condition, subject only to terms that are usual and customary for sales of such an asset or disposal group, and the sale is highly probable, with the sale expected to be completed within one year from the date of classification.
Non-current assets and disposal groups classified as held for sale were measured at the lower of their carrying amount and fair value less costs to sell and were presented separately in the Consolidated Statement of Financial Position. Non-current assets and disposal groups were not classified as held for sale within the comparative period presented for the Consolidated Statement of Financial Position.
A discontinued operation was a component of the FCA Group that either had been disposed of or was classified as held for sale and (i) represented either a separate major line of business or a geographical area of operations, (ii) was part of a single coordinated plan to dispose of a separate major line of business or geographical area of operations, or (iii) was a subsidiary acquired exclusively with a view to resell and the disposal involves loss of control.
Classification as a discontinued operation occurred upon disposal or, if earlier, when the asset or disposal group met the criteria to be classified as held for sale. When the asset or disposal group was classified as a discontinued operation, the comparative information was reclassified within the Consolidated Income Statement and the Consolidated Statement of Cash Flows as if the asset or disposal group had been discontinued from the start of the earliest comparative period presented. In addition, when an asset or disposal group was classified as held for sale, depreciation and amortization ceased.
The classification, presentation and measurement requirements of IFRS 5 - Non-current Assets Held for Sale and Discontinued Operations outlined above also applied to an asset or disposal group that was classified as held for distribution to owners, whereby there must be commitment to the distribution, the asset or disposal group must be available for immediate distribution and the distribution must be highly probable.
Foreign currency
The functional currency of the FCA Group’s entities was the currency used in their respective primary economic environments. In individual companies, transactions in foreign currencies were recorded at the exchange rate prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies were translated at the exchange rate prevailing at the date of the Consolidated Statement of Financial Position. Exchange differences arising on the settlement of monetary items or on reporting monetary items at rates different from those initially recorded, were recognized in the Consolidated Income Statement.
All assets and liabilities of foreign consolidated companies with a functional currency other than the Euro are translated using the closing rates as at the date of the Consolidated Statement of Financial Position. Income and expenses were translated into Euro at the average exchange rate for the period. Translation differences arising from the application of this method were classified within Other comprehensive income/(loss) until the disposal of the subsidiary. Average exchange rates for the period were used in preparing the Consolidated Statement of Cash Flows to translate the cash flows of foreign subsidiaries.
The principal exchange rates used to translate other currencies into Euro were as follows:

	2020		2019		2018
	Average	At December 31	Average	At December 31	Average	At December 31
U.S. Dollar (U.S.$)	1.142	1.227	1.119	1.123	1.181	1.145
Brazilian Real (BRL)	5.894	6.374	4.413	4.516	4.308	4.444
Chinese Renminbi (CNY)	7.875	8.023	7.735	7.821	7.808	7.875
Canadian Dollar (CAD)	1.530	1.563	1.485	1.460	1.529	1.561
Mexican Peso (MXN)	24.519	24.416	21.557	21.220	22.705	22.492
Polish Zloty (PLN)	4.443	4.560	4.298	4.257	4.261	4.301
Argentine Peso (ARS)(1)	103.043	103.043	67.258	67.258	43.074	43.074
Pound Sterling (GBP)	0.890	0.899	0.878	0.851	0.885	0.895
Swiss Franc (CHF)	1.071	1.080	1.112	1.085	1.155	1.127
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(1) From July 1, 2018 onwards, Argentina’s economy was considered to be hyperinflationary. Transactions after July 1, 2018 for entities with the Argentinian Peso as the functional currency were translated using the spot rate at the end of the period.
Intangible assets
Goodwill
Goodwill represents the excess of the fair value of consideration paid in a business combination over the fair value of net tangible and identifiable intangible assets acquired. Goodwill was not amortized but was tested for impairment annually or more frequently if events or changes in circumstances indicated that it might be impaired. After initial recognition, goodwill was measured at cost less any accumulated impairment losses.
Intangible assets with indefinite useful lives
Intangible assets with indefinite useful lives consisted principally of brands which have no legal, contractual, competitive, economic or other factors that limit their useful lives. Intangible assets with indefinite useful lives were not amortized but were tested for impairment annually, or more frequently if events or changes in circumstances indicated that the asset may be impaired.
Development expenditures
Development expenditures for vehicle production and related components, engines and production systems were recognized as an asset if both of the following conditions within IAS 38 – Intangible assets were met: (i) that development expenditure can be measured reliably and (ii) that the technical feasibility of the product, projected volumes and pricing supported the view that the development expenditure would generate future economic benefits. Capitalized development expenditures included all direct and indirect costs that could be directly attributed to the development process. All other development expenditures were expensed as incurred.
Capitalized development expenditures were amortized on a straight-line basis from when the related asset was available for use, generally from the beginning of production, over the expected life cycle of the models (generally 5-6 years) or powertrains (generally 10-12 years) developed.
Property, plant and equipment
Cost
Property, plant and equipment was initially recognized at cost and included the purchase price, any costs directly attributable to bringing the assets to the location and condition necessary to be capable of operating in the manner intended by management and any initial estimate of the costs of dismantling and removing the asset and restoring the site on which it is located. Self-constructed assets were initially recognized at production cost. Subsequent expenditures and the cost of replacing parts of an asset were capitalized only if they increased the future economic benefits embodied in that asset. All other expenditures were expensed as incurred. When such replacement costs were capitalized, the carrying amount of the parts that were replaced was expensed to the Consolidated Income Statement.
Depreciation
During the years ended December 31, 2020, 2019 and 2018, assets depreciated on a straight-line basis over their estimated useful lives used the following depreciation rates:

Depreciation rates
Buildings	3% - 10%
Plant, machinery and equipment	3% - 33%
Other assets	5% - 33%
Borrowing Costs
Borrowing costs that were directly attributable to the acquisition, construction or production of property, plant or equipment or an intangible asset that was deemed to be a qualifying asset as defined in IAS 23 - Borrowing Costs were capitalized. The amount of borrowing costs eligible for capitalization corresponded to the actual borrowing costs incurred during the period, less any investment income on the temporary investment of any borrowed funds not yet used. The amount of borrowing costs capitalized in the year ended December 31, 2020 and 2019 was €320 million and €213 million, respectively.
Leases
As a Lessee
At the inception of a contract, the FCA Group assessed whether the contract was, or contained, a lease. A contract was, or contained a lease if the contract conveyed the right to control the use of an identified asset for a period of time in exchange for consideration.
This policy was applied to contracts entered into, or modified, on or after January 1, 2019.
At inception or on reassessment of a contract that contained a lease component, the FCA Group allocated the consideration in the contract to each lease component on the basis of their relative stand-alone prices. Except for real estate properties, the FCA Group elected not to separate non-lease components and would account for the lease and non-lease components as a single lease component.
Right-of-use asset
The FCA Group recognized a right-of-use asset and a lease liability at the lease commencement date. The right-of-use asset was initially measured at cost, which comprised the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or restore the underlying asset or the site on which it is located, less any lease incentives received.
The right-of-use asset was subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use asset or the end of the lease term. The estimated useful life of the right-to-use asset was determined based on the nature of the asset, taking into consideration the lease term. In addition, the right-of-use asset was periodically reduced by impairment losses, if any, and adjusted for certain corresponding remeasurements of the lease liability.
Lease liability
The lease liability was initially measured at the present value of the lease payments that had not been paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate could not be readily determined, the FCA Group's incremental borrowing rate. The incremental borrowing rate was determined considering macro-economic factors such as the risk free rate based on the relevant currency and term, as well as FCA specific factors contributing to FCA’s credit spread, including the impact of security. The FCA Group primarily used the incremental borrowing rate as the discount rate for its lease liabilities.
Lease payments used to measure the lease liability included the following, if appropriate:
•fixed payments, including in-substance fixed payments;
•variable lease payments that depended on an index or a rate, initially measured using the index or rate applicable as at the commencement date;
•amounts expected to be payable under a residual value guarantee;
•if reasonably certain to exercise, the exercise price under a purchase option, or lease payments in an optional renewal period; and
•penalties for early termination of a lease unless the FCA Group was reasonably certain not to terminate early.
The lease liability was subsequently measured at amortized cost using the effective interest method. It was remeasured when there was a change in future lease payments arising from a change in an index or rate, if there was a change in the FCA Group's estimate of the amount expected to be payable under a residual value guarantee, or if the FCA Group changed its assessment of whether it would exercise a purchase, extension or termination option. When the lease liability was remeasured in this way, a corresponding adjustment was made to the carrying amount of the right-of-use asset, or was recorded in profit or loss if the carrying amount of the right-of-use asset had been reduced to zero.
The FCA Group presented right-of-use assets that did not meet the definition of investment property in Property, plant and equipment and lease liabilities in Long-term debt and Short-term debt and current portion of long-term debt in the Consolidated Statement of Financial Position.
The FCA Group elected to not recognize right-of-use assets and lease liabilities for short-term leases and low-value leases for all classes of leased assets. The FCA Group recognized the lease payments associated with these leases as an expense on a straight-line basis over the lease term.
As a Lessor
When the FCA Group acted as a lessor, it determined at lease inception whether each lease was a finance lease or an operating lease.
To classify each lease, the FCA Group made an overall assessment of whether the lease transferred substantially all the risks and rewards incidental to ownership of the underlying asset. If the risks and rewards were substantially transferred, then the lease was a finance lease; if not, then it was an operating lease. As part of this assessment, the FCA Group considered certain indicators such as whether the lease was for the major part of the economic life of the asset.
Impairment of long-lived assets
Annually, or more frequently if facts or circumstances indicated otherwise, the FCA Group assessed whether there was any indication that its finite-lived intangible assets (including capitalized development expenditures) and its property, plant and equipment may have been impaired.
If indications of impairment were present, the carrying amount of the asset was reduced to its recoverable amount which was the higher of fair value less costs of disposal and its value in use, if the carrying amount exceeded the recoverable amount. The recoverable amount was determined for the individual asset, unless the asset did not generate cash inflows that were largely independent of those from other assets or groups of assets, in which case the asset was tested as part of the cash-generating unit (“CGU”) to which the asset belonged. A CGU was the smallest identifiable group of assets that generated cash inflows that were largely independent of the cash inflows from other assets or groups of assets. In assessing the value in use of an asset or CGU, the estimated future cash flows were discounted to their present value using a discount rate that reflected current market assessments of the time value of money and the risks specific to the asset or CGU.
When an impairment loss for assets no longer existed or had decreased, the carrying amount of the asset or CGU was increased to the revised estimate of its recoverable amount but not in excess of the carrying amount that would have been recorded had no impairment loss been recognized. The reversal of an impairment loss was recognized in the Consolidated Income Statement. Refer to the section Use of estimates below for additional information.
Financial assets and liabilities
Financial assets primarily included trade receivables, receivables from financing activities, investments in other companies, derivative financial instruments, cash and cash equivalents, and debt securities that represented temporary investments of available funds and did not satisfy the requirements for being classified as cash equivalents.
Financial liabilities primarily consisted of debt, derivative financial instruments, trade payables and other liabilities.
Receivables from dealer financing activities were typically generated by sales of vehicles and were generally managed under dealer network financing programs as a component of the portfolio of the FCA Group's financial services companies. These receivables were interest bearing with the exception of an initial, limited, non-interest bearing period. The contractual terms governing the relationships with the dealer networks varied according to market and payment terms, which ranged from two to twelve months.
Classification and measurement
The classification of a financial asset was dependent on the FCA Group’s business model for managing such financial assets and their contractual cash flows. The FCA Group considered whether the contractual cash flows represented solely payments of principal and interest that were consistent with a basic lending arrangement. Where the contractual terms introduced exposure to risk or volatility that was inconsistent with a basic lending arrangement, the related financial assets were classified and measured at fair value through profit or loss (“FVPL”).

Financial asset cash flow business model	Initial measurement(1)	Measurement category(3)
Solely to collect the contractual cash flows (Held to Collect)	Fair Value including transaction costs	Amortized Cost(2)
Collect both the contractual cash flows and generate cash flows arising from the sale of assets (Held to Collect and Sell)	Fair Value including transaction costs	Fair value through other comprehensive income (“FVOCI”)
Generate cash flows primarily from the sale of assets (Held to Sell)	Fair Value	FVPL
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(1) A trade receivable without a significant financing component, as defined by IFRS 15, was initially measured at the transaction price.
(2) Receivables with maturities of over one year, which bear no interest or have an interest rate significantly lower than market rates were discounted using market rates.
(3) On initial recognition, the FCA Group could irrevocably designate a financial asset at FVPL that otherwise met the requirements to be measured at amortized cost or at FVOCI if doing so eliminated or significantly reduced an accounting mismatch that would otherwise arise.
Factors considered by the FCA Group in determining the business model for a group of financial assets included:
•past experience on how the cash flows for these assets were collected;
•the frequency, volume and timing of sales of financial assets in prior periods, the reasons for such sales and future sales activity expectations;
•how the asset’s performance was evaluated and reported to key management personnel; and
•how risks were assessed and managed and how management was compensated.
Financial assets were not reclassified subsequent to their initial recognition unless the FCA Group changed its business model for managing financial assets, in which case all affected financial assets were reclassified on the first day of the first reporting period following the change in the business model.
Cash and cash equivalents included cash at banks, units in money market funds and other money market securities, commercial paper and certificate of deposits that were readily convertible into cash, with original maturities of three months or less at the date of purchase. Cash and cash equivalents were subject to an insignificant risk of changes in value and consisted of balances across various primary national and international money market instruments. Money market funds consisted of investments in high quality, short-term, diversified financial instruments that could generally be liquidated on demand and were measured at FVPL. Cash at banks and Other cash equivalents were measured at amortized cost.
Investments in other companies were measured at fair value. Equity investments for which there was no quoted market price in an active market and there was insufficient financial information in order to determine fair value could be measured at cost as an estimate of fair value, as permitted by IFRS 9 - Financial Instruments (“IFRS 9”). The FCA Group could irrevocably elect to present subsequent changes in the investment’s fair value in Other comprehensive income (“OCI”) upon the initial recognition of an equity investment that was not held to sell. This election was made on an investment-by-investment basis. Generally, any dividends from these investments were recognized in Other income from investments within Result from investments when the FCA Group’s right to receive payment was established. Other net gains and losses were recognized in OCI and would not be reclassified to the Consolidated Income Statement in subsequent periods. Impairment losses (and the reversal of impairment losses) on equity investments measured at FVOCI were not reported separately from other changes in fair value in OCI.
Impairment of financial assets
The FCA Group’s credit risk differed in relation to the type of activity. In particular, receivables from financing activities, such as dealer and retail financing that were carried out through the FCA Group’s financial services companies, were exposed both to the direct risk of default and the deterioration of the creditworthiness of the counterparty, whereas trade receivables arising from the sale of vehicles and spare parts, were mostly exposed to the direct risk of counterparty default. These risks were mitigated by different kinds of securities received and the fact that collection exposure was spread across a large number of counterparties.
The IFRS 9 impairment requirements are based on a forward-looking expected credit loss (“ECL”) model. ECL is a probability-weighted estimate of the present value of cash shortfalls.
The calculation of the amount of ECL was based on the risk of default by the counterparty, which was determined by taking into account the information available at the end of each reporting period as to the counterparty’s solvency, the fair value of any guarantees and the FCA Group’s historical experience. The FCA Group considered a financial asset to be in default when: (i) the borrower was unlikely to pay its obligations in full and without consideration of compensating guarantees or collateral (if any exist); or (ii) the financial asset was more than 90 days past due.
The FCA Group applied two impairment models for financial assets as set out in IFRS 9: the simplified approach and the general approach. The table below indicates the impairment model used for each of FCA’s financial asset categories. Impairment losses on financial assets were recognized in the Consolidated Income Statement within the corresponding line items, based on the classification of the counterparty.

Financial asset	IFRS 9 impairment model
Trade receivables	Simplified approach
Receivables from financing activities	General approach
Other receivables	General approach
In order to test for impairment, individually significant receivables and receivables for which collectability was at risk were assessed individually, while all other receivables were grouped into homogeneous risk categories based on shared risk characteristics such as instrument type, industry or geographical location of the counterparty.
The simplified approach for determining the lifetime ECL allowance was performed in two steps:
•All trade receivables that were in default, as defined above, were individually assessed for impairment; and
•A general reserve was recognized for all other trade receivables (including those not past due) based on historical loss rates.
The FCA Group applied the general approach as determined by IFRS 9 by assessing at each reporting date whether there was a significant increase in credit risk on the financial instrument since initial recognition. The FCA Group considered receivables to have experienced a significant increase in credit risk when certain quantitative or qualitative indicators were met or the borrower was more than 30 days past due on its contractual payments.
The “three-stages” for determining and measuring the impairment based on changes in credit quality since initial recognition are summarized below:

Stage	Description	Time period for measurement of ECL
Stage 1	A financial instrument that is not credit-impaired on initial recognition	12-month ECL
Stage 2	A financial instrument with a significant increase in credit risk since initial recognition	Lifetime ECL
Stage 3	A financial instrument that is credit-impaired or has defaulted	Lifetime ECL
Considering forward-looking economic information, ECL was determined by projecting the probability of default, exposure at default and loss given default for each future contractual period and for each individual exposure or collective portfolio. The discount rate used in the ECL calculation was the stated effective interest rate or an approximation thereof. Each reporting period, the assumptions underlying the ECL calculation were reviewed and updated as necessary. Since adoption, there were no significant changes in estimation techniques or significant assumptions that led to material changes in the ECL allowance.
The gross carrying amount of a financial asset was written-off to the extent that there was no realistic prospect of recovery. This was generally the case when the FCA Group determined that a debtor did not have assets or sources of income that could generate sufficient cash flows to repay the amounts subject to the write-off. However, financial assets that were written off could still be subject to enforcement activities.
Derivative financial instruments
Derivative financial instruments were used for economic hedging purposes in order to reduce currency, interest rate and market price risks (primarily related to commodities). In accordance with IFRS 9, derivative financial instruments were recognized on the basis of the settlement date and, upon initial recognition, were measured at fair value less (in case a financial asset is not measured at FVPL) transaction costs that were directly attributable to the acquisition of the financial assets. Subsequent to initial recognition, all derivative financial instruments were measured at fair value. Furthermore, derivative financial instruments qualified for hedge accounting when (i) there was formal designation and documentation of the hedging relationship and the FCA Group’s risk management objective and strategy for undertaking the hedge at inception of the hedge and (ii) the hedge was expected to be effective.
When derivative financial instruments qualified for hedge accounting, the following accounting treatments applied:
•Fair value hedges - where a derivative financial instrument was designated as a hedge of the exposure to changes in fair value of a recognized asset or liability attributable to a particular risk that could affect the Consolidated Income Statement, the gain or loss from remeasuring the hedging instrument at fair value was recognized in the Consolidated Income Statement. The gain or loss on the hedged item attributable to the hedged risk adjusted the carrying amount of the hedged item and was recognized in the Consolidated Income Statement.
•Cash flow hedges - where a derivative financial instrument was designated as a hedge of the exposure to variability in future cash flows of a recognized asset or liability or a highly probable forecasted transaction and could affect the Consolidated Income Statement, the effective portion of any gain or loss on the derivative financial instrument was recognized directly in Other comprehensive income/(loss). When the hedged forecasted transaction results in the recognition of a non-financial asset, the gains and losses previously deferred in Other comprehensive income/(loss) were reclassified and included in the initial measurement of the cost of the non-financial asset. The effective portion of any gain or loss was recognized in the Consolidated Income Statement at the same time as the economic effect arising from the hedged item that affected the Consolidated Income Statement. The gain or loss associated with a hedge or part of a hedge that became ineffective was recognized in the Consolidated Income Statement immediately.
When a hedging instrument or hedge relationship was terminated but the hedged transaction was still expected to occur, the cumulative gain or loss realized to the point of termination remains and was recognized in the Consolidated Income Statement at the same time as the underlying transaction occurred. If the hedged transaction was no longer probable, the cumulative unrealized gain or loss held in Other comprehensive income/(loss) was recognized in the Consolidated Income Statement immediately.
•Hedges of a net investment - if a derivative financial instrument was designated as a hedging instrument for a net investment in a foreign operation, the effective portion of the gain or loss on the derivative financial instrument was recognized in Other comprehensive income/(loss). The cumulative gain or loss was reclassified from Other comprehensive income/(loss) to the Consolidated Income Statement upon disposal of the foreign operation.
Hedge effectiveness was determined at the inception of the hedge relationship and through periodic prospective effectiveness assessments to ensure the hedge relationships met the effectiveness requirements (including the existence of an economic relationship between the hedged item and hedging instrument). The FCA Group entered into hedge relationships where the critical terms of the hedging instrument matched closely or exactly with the terms of the hedged item, and so a qualitative assessment of effectiveness was performed. In the event there was a hedge relationship where the critical terms of the hedged item did not match closely or perfectly with the critical terms of the hedging instrument, the FCA Group would perform a quantitative assessment to assess effectiveness.
Ineffectiveness was measured by comparing the cumulative changes in fair value of the hedging instrument and cumulative change in fair value of the hedged item arising from the designated risk. The primary potential sources of hedge ineffectiveness were mismatches in timing or the critical terms of the hedged item and the hedging instrument.
The hedge ratio was the relationship between the quantity of the derivative and the hedged item. The FCA Group’s derivatives had the same underlying quantity as the hedged items, therefore the hedge ratio was expected to be one for one.
If hedge accounting could not be applied, the gains or losses from the fair value measurement of derivative financial instruments were recognized immediately in the Consolidated Income Statement.
Refer to Note 16, Derivative financial assets and liabilities, for additional information on fair value measurements.
Transfers of financial assets
The FCA Group derecognized financial assets when the contractual rights to the cash flows arising from the asset were no longer held or if it transferred substantially all the risks and rewards of ownership of the financial asset. On derecognition of financial assets, the difference between the carrying amount of the asset and the consideration received or receivable for the transfer of the asset was recognized in the Consolidated Income Statement.
The FCA Group transferred certain of its financial, trade and tax receivables, mainly through factoring transactions. Factoring transactions could be either with recourse or without recourse. Certain transfers included deferred payment clauses requiring first loss cover (for example, when the payment by the factor of a minor part of the purchase price was dependent on the total amount collected from the receivables), whereby the transferor had priority participation in the losses, or required a significant exposure to the variability of cash flows arising from the transferred receivables to be retained. These types of transactions did not meet the requirements of IFRS 9 for the derecognition of the assets since the risks and rewards connected with ownership of the financial asset were not substantially transferred, and accordingly the FCA Group continued to recognize these receivables within the Consolidated Statement of Financial Position and recognized a financial liability for the same amount under Asset-backed financing, which is included within Debt. These types of receivables were classified as held-to-collect, since the business model is consistent with the FCA Group’s continued recognition of the receivables.
Inventories
Raw materials, semi-finished products and finished goods inventories were stated at the lower of cost and net realizable value, with cost being determined on a first-in, first-out (“FIFO”) basis. The measurement of Inventories included the direct cost of materials and labor as well as indirect costs (variable and fixed). A provision was made for obsolete and slow-moving raw materials, finished goods, spare parts and other supplies based on their expected future use and realizable value. Net realizable value was the estimated selling price in the ordinary course of business, less the estimated costs of completion and the estimated costs for sale and distribution.
The measurement of production systems construction contracts was based on the stage of completion, which was determined as the proportion of cost incurred at the balance sheet date over the estimated total contract cost. These items were presented net of progress billings received from customers. Any losses on such contracts were recorded in the Consolidated Income Statement in the period in which they were identified.
Employee benefits
Defined contribution plans
Costs arising from defined contribution plans were expensed as incurred.
Defined benefit plans
The FCA Group’s net obligations were determined separately for each defined benefit plan by estimating the present value of future benefits that employees had earned and deducting the fair value of any plan assets. The present value of defined benefit obligations was measured using actuarial techniques and actuarial assumptions that were unbiased, mutually compatible and attribute benefits to periods in which the obligation to provide post-employment benefits arose by using the Projected Unit Credit Method. Plan assets were recognized and measured at fair value.
When the net obligation was a potential asset, the recognized amount was limited to the present value of any economic benefits available in the form of future refunds or reductions in future contributions to the plan (asset ceiling).
The components of defined benefit cost were recognized as follows:
•Service cost was recognized in the Consolidated Income Statement by function and was presented within the relevant line items (Cost of revenues, Selling, general and other costs, and Research and development costs);
•Net interest expense on the defined benefit liability/(asset) was recognized in the Consolidated Income Statement within Net financial expenses and was determined by multiplying the net liability/(asset) by the discount rate used to discount obligations taking into account the effect of contributions and benefit payments made during the year; and
•Remeasurement components of the net obligation, which comprise actuarial gains and losses, the return on plan assets (excluding interest income recognized in the Consolidated Income Statement) and any change in the effect of the asset ceiling were recognized immediately in Other comprehensive income/(loss). These remeasurement components were not reclassified to the Consolidated Income Statement in a subsequent period.
Past service costs arising from plan amendments and curtailments and gains and losses on the settlement of a plan were recognized immediately in the Consolidated Income Statement.
Other long term employee benefits
The FCA Group’s obligations represented the present value of future benefits that employees had earned in return for their service. Remeasurement components on other long term employee benefits were recognized in the Consolidated Income Statement in the period in which they arose.
Share-based compensation
The FCA Group has several compensation plans that provided for the granting of share-based compensation to certain employees and directors. Share-based compensation plans were accounted for in accordance with IFRS 2 -Share-based Payment, which required the recognition of share-based compensation expense based on fair value.
For equity-settled transactions, the cost was determined by the fair value at the date when the grant was determined with reference to the grant-date share price and, where applicable, using a Monte Carlo simulation model. Refer to Note 18 -Share-based compensation for further information.
Share-based compensation expense was recognized within Selling, general and other costs within the Consolidated Income Statement, together with a corresponding increase in equity, over the period in which the service and, where applicable, the performance conditions were fulfilled (“vesting period”). The cumulative expense was recognized for equity-settled transactions at each reporting date using the graded vesting method and reflected the FCA Group’s best estimate of the number of equity instruments that would ultimately vest. The expense, or credit, in the Consolidated Income Statement for a period represented the movement in cumulative expense recognized as at the beginning and end of that period.
Service and non-market performance conditions were not taken into account when determining the grant date fair value of awards, but the likelihood of the conditions being met was assessed as part of the FCA Group’s best estimate of the number of equity instruments that would ultimately vest. Market performance conditions were reflected within the grant date fair value. Any other conditions attached to an award, but without an associated service requirement, were considered to be non-vesting conditions. Non-vesting conditions were reflected in the fair value of an award and lead to an immediate expensing of an award unless there were also service and/or performance conditions.
No expense was recognized for awards that do not ultimately vest because non-market performance and/or service conditions had not been met. Where awards included a market or non-vesting condition, the transactions were treated as vested irrespective of whether the market or non-vesting condition was satisfied, provided that all other performance and/or service conditions were satisfied.
When the terms of an equity-settled award were modified, the minimum expense recognized was the grant date fair value of the unmodified award, provided the original vesting terms of the award were met. Any incremental expense between the original grant and the modified grant, measured at the date of modification, was recognized over the modified vesting terms. Where an award was cancelled by the entity or by the counterparty, any unrecognized element of the fair value of the award was expensed immediately through the Consolidated Income Statement.
For cash-settled transactions, a liability was recognized for the fair value measured initially and at each reporting date up to and including the settlement date. The fair value was expensed over the period until the vesting date, with recognition of a corresponding liability. The approach used to account for vesting conditions when measuring equity-settled transactions also applies to cash-settled transactions.
Revenue recognition
Revenue was recognized when control of FCA’s vehicles, services or parts had been transferred and the FCA Group’s performance obligations to its customers had been satisfied. Revenue was measured as the amount of consideration the FCA Group expected to receive in exchange for transferring goods or providing services. The timing of when the FCA Group transferred the goods or services to the customer could differ from the timing of the customer’s payment. The FCA Group recognized a contract liability when it invoiced an amount to a customer prior to the transfer of the goods or services provided. When the FCA Group gave its customers the right to return eligible goods, the FCA Group estimated the expected returns based on an analysis of historical experiences. Sales, value added and other taxes that the FCA Group collected on behalf of others concurrently with revenue generating activities were excluded from revenue and were recognized within the Other liabilities and the Tax liabilities line items in the Consolidated Statement of Financial Position. Incidental items that were immaterial in the context of the contract were recognized as expense.
The FCA Group also entered into contracts with multiple performance obligations. For these contracts, the FCA Group allocated revenue from the transaction price to the distinct goods and services in the contract on a relative standalone selling price basis. To the extent that the FCA Group sold the good or service separately in the same market, the standalone selling price was the observable price at which the FCA Group sold the good or service separately. For all other goods or services, the FCA Group estimated the standalone selling price using a cost-plus-margin approach.
Sales of goods
The FCA Group had determined that FCA customers from the sale of vehicles and service parts were generally dealers, distributors or fleet customers. Transfer of control, and therefore revenue recognition, generally corresponded to the date when the vehicles or service parts were made available to the customer, or when the vehicles or service parts were released to the carrier responsible for transporting them to the customer. This was also the point at which invoices were issued, with payment for vehicles typically historically due immediately and payment for service parts typically historically due in the following month. For component part sales, revenue recognition was consistent with that of service parts. The FCA Group also sold tooling, with control transferring at the point in time when the customer accepted the tooling.
The cost of incentives, if any, was estimated at the inception of a contract at the expected amount that would ultimately be paid and was recognized as a reduction to revenue at the time of the sale. If a vehicle contract transaction had multiple performance obligations, the cost of incentives was allocated entirely to the vehicle as the intent of the incentives was to encourage sales of vehicles. If the estimate of the incentive changed following the sale to the customer, the change in estimate was recognized as an adjustment to revenue in the period of the change. Refer to the Use of estimates - Sales incentives for more information on these programs.
New vehicle sold through Guaranteed Depreciation Program (“GDP”) were recognized as revenue when control of the vehicle transferred to the fleet customer, except in situations where the FCA Group issued a put option for which there was a significant economic incentive to exercise, as discussed below. Upon recognition of the vehicle revenue, the FCA Group established a liability equal to the estimated amount of any residual value guarantee.
The FCA Group also sold vehicles where, in addition to guaranteeing the residual value, the contract included a put option whereby the fleet customer could require the FCA Group to repurchase the vehicles. For these types of arrangements, the FCA Group assessed whether a significant economic incentive existed for the customer to exercise its put option. If the FCA Group determined that a significant economic incentive did not exist for the customer to exercise its put option, then revenue was recognized when control of the vehicle transferred to the fleet customer and a liability was recognized equal to the estimated amount of the residual value guarantee. If the FCA Group determined that a significant economic incentive existed, then the arrangement was accounted for similarly to a repurchase obligation, as described in Lease installments from assets sold with buy-back commitments.
Services provided
When control of a good transferred to the customer prior to the completion of shipping activities for which the FCA Group was responsible, this represented a separate performance obligation for which the shipping revenue was recognized when the shipping service was complete. Other revenues from services provided were primarily comprised of maintenance plans and extended warranties, and also included connectivity services, and were recognized over the contract period in proportion to the costs expected to be incurred based on FCA’s historical experience. These services were either included in the selling price of the vehicle or separately priced. Revenue for services was allocated based on the estimated stand-alone selling price. Costs associated with the sale of contracts were deferred and were subsequently amortized to expense consistent with how the related revenue was recognized. The FCA Group had €204 million of deferred service contract costs at December 31, 2020 (€224 million at December 31, 2019) and recognized €96 million of amortization expense during the year ended December 31, 2020 (€68 million during the year ended December 31, 2019).
Contract revenues
Revenue from construction contracts, which was comprised of industrial automation systems, included within “Other activities”, was recognized as revenue over the contract period in proportion to the costs expected to be incurred based on FCA’s historical experience. A loss was recognized if the sum of the expected costs for services under the contract exceeded the transaction price.
Lease installments from assets sold with buy-back commitments
Vehicle sold to fleet customers could include a repurchase obligation, whereby the FCA Group was required to repurchase the vehicles at a given point in time. The FCA Group accounted for such sales as an operating lease. Upon the transfer of vehicles to the fleet customer, the FCA Group recorded a liability equal to the proceeds received within Other liabilities in the Consolidated Statement of Financial Position. The difference between the proceeds received and the guaranteed repurchase amount was recognized as revenue over the contractual term on a straight-line basis. The cost of the vehicle was recorded within Assets sold with a buy-back commitment in the Consolidated Statement of Financial Position and the difference between the cost of the vehicle and the estimated residual value was recognized within Cost of revenues in the Consolidated Income Statement over the contractual term.
Interest income of financial services activities
Interest income, which was primarily generated from the FCA Group by providing dealer and retail financing, was recognized using the effective interest method.
Cost of revenues
Cost of revenues comprised expenses incurred in the manufacturing and distribution of vehicles and parts. Historically the most significant element was the cost of materials and components and the remaining costs included labor (consisting of direct and indirect wages), transportation costs, depreciation of property, plant and equipment and amortization of other intangible assets relating to production. In addition, expenses which were directly attributable to the financial services companies, including interest expense related to their financing as a whole and provisions for risks and write-downs of assets, were recorded within Cost of revenues (€25 million, €48 million and €75 million for the years ended December 31, 2020, 2019 and 2018, respectively). Cost of revenues also included €124 million, €195 million and €293 million related to the decrease in value for assets sold with buy-back commitments for the years ended December 31, 2020, 2019 and 2018, respectively. In addition, estimated costs related to product warranty and recall campaigns were recorded within Cost of revenues (refer to the section Use of estimates below for further information).
Government Grants
Government grants were recognized in the Consolidated Financial Statements when there was reasonable assurance of the FCA Group's compliance with the conditions for receiving such grants and that the grants would be received. Government grants were recognized as income over the same periods as the related costs which they are intended to offset.
The benefit of a government loan at a below-market rate of interest was treated as a government grant. The benefit of the below-market rate of interest was measured as the difference between the initial carrying amount of the loan (fair value plus transaction costs) and the proceeds received, and it was accounted for in accordance with the policies used for the recognition of government grants.
Taxes
Income taxes included all taxes which were based on the taxable profits of the FCA Group. Current and deferred taxes were recognized as a benefit or expense and were included in the Consolidated Income Statement for the period, except for tax arising from (i) a transaction or event which was recognized, in the same or a different period, either in Other comprehensive income/(loss) or directly in Equity, or (ii) a business combination.
Deferred taxes were accounted for under the full liability method. Deferred tax liabilities were recognized for all taxable temporary differences between the carrying amounts of assets or liabilities and their tax base, except to the extent that the deferred tax liabilities arose from the initial recognition of goodwill or the initial recognition of an asset or liability in a transaction which was not a business combination and at the time of the transaction, affected neither accounting profit nor taxable profit. Deferred tax assets were recognized for all deductible temporary differences to the extent that it was probable that taxable profit would be available against which the deductible temporary differences could be utilized, unless the deferred tax assets arose from the initial recognition of an asset or liability in a transaction that was not a business combination and at the time of the transaction, affected neither accounting profit nor taxable profit.
Deferred tax assets and liabilities were measured at the substantively enacted tax rates in the respective jurisdictions in which the FCA Group operates that were expected to apply to the period when the asset was realized or liability was settled.
The FCA Group recognized deferred tax liabilities associated with the existence of a subsidiary’s undistributed profits when it was probable that this temporary difference would not reverse in the foreseeable future, except when it was able to control the timing of the reversal of the temporary difference. The FCA Group recognized deferred tax assets associated with the deductible temporary differences on investments in subsidiaries only to the extent that it was probable that the temporary differences would reverse in the foreseeable future and taxable profit would be available against which the temporary difference could be utilized.
Deferred tax assets relating to the carry-forward of unused tax losses and tax credits, as well as those arising from deductible temporary differences, were recognized to the extent that it was probable that future profits would be available against which they could be utilized. The FCA Group monitored unrecognized deferred tax assets at each reporting date and recognized a previously unrecognized deferred tax asset to the extent that it had become probable that future taxable profit would allow the deferred tax asset to be recovered. Refer to Use of estimates - Recoverability of deferred tax assets for additional detail.
Current income taxes and deferred taxes were offset when they relate to the same taxation jurisdiction and there was a legally enforceable right of offset. Other taxes not based on income, such as property taxes and capital taxes, were included within Selling, general and other costs.
Refer to Note 7, Tax expense, for additional information on tax expense and deferred tax assets.
Fair Value Measurement
Fair value for measurement and disclosure purposes was determined as the consideration that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using a valuation technique. Fair value measurement was based on the presumption that the transaction to sell the asset or transfer the liability takes place either:
•in the principal market for the asset or liability; or
•in the absence of a principal market, in the most advantageous market for the asset or liability.
The fair value of an asset or a liability was measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their own economic best interest. A fair value measurement of a non-financial asset took into account a market participant's ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use. In estimating fair value, FCA used market-observable data to the extent it was available. When market-observable data was not available, FCA used valuation techniques that maximize the use of relevant observable inputs and minimize the use of unobservable inputs.
IFRS 13 - Fair Value Measurement establishes a hierarchy which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets and liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (level 3 inputs). In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement was categorized in its entirety in the same level of the fair value hierarchy at the lowest level input that is significant to the entire measurement.
Levels used in the hierarchy are as follows:
•Level 1 inputs included quoted prices (unadjusted) in active markets for identical assets and liabilities that the FCA Group could access at the measurement date. Level 1 primarily consisted of financial instruments such as cash and cash equivalents and certain available-for-sale and held-for-trading securities.
•Level 2 inputs included those which were directly or indirectly observable as of the measurement date. Level 2 instruments included commercial paper and non-exchange-traded derivatives such as over-the-counter currency and commodity forwards, swaps and option contracts, which were valued using models or other valuation methodologies. These models were primarily industry-standard models that considered various assumptions, including quoted forward prices for similar instruments in active markets, quoted prices for identical or similar inputs not in active markets, and observable inputs.
•Level 3 inputs were unobservable from objective sources in the market and reflected management judgment about the assumptions market participants would use in pricing the instruments. Instruments in this category included non-exchange-traded derivatives such as certain over-the-counter commodity option and swap contracts.
Refer to Note 23, Fair value measurement, for additional information on fair value measurements.
Use of estimates
Use of estimates
The Consolidated Financial Statements were prepared in accordance with IFRS which required the use of estimates, judgments and assumptions that affect the carrying amount of assets and liabilities, the disclosure of contingent assets and liabilities and the amounts of income and expenses recognized. The estimates and associated assumptions were based on management's best judgment of elements that were known when the financial statements are prepared, on historical experience and on any other factors that are considered to be relevant.
Estimates and underlying assumptions were historically reviewed by the FCA Group periodically and when circumstances required. Actual results could differ from the estimates, which required adjustment accordingly. The effects of any changes in estimates were recognized in the Consolidated Income Statement in the period in which the adjustment was made, or in future periods.
Items requiring estimates for which there was a risk that a material difference could arise in the future in respect of the carrying amounts of assets and liabilities were discussed below.
Employee Benefits
The FCA Group historically provided post-employment benefits for certain of its active employees and retirees, which varied according to the legal, fiscal and economic conditions of each country in which the FCA Group operated and changed periodically. The plans were classified by the FCA Group on the basis of the type of benefit provided as follows: pension benefits, health care and life insurance plans and other post-employment benefits.
The FCA Group companies provided certain post-employment benefits, such as pension or health care benefits, to their employees under defined contribution plans whereby the group paid contributions to public or private plans on a legally mandatory, contractual, or voluntary basis. The FCA Group recognized the cost for defined contribution plans as incurred and classified this by function within Cost of revenues, Selling, general and other costs, and Research and development costs in the Consolidated Income Statement.
Pension plans
The FCA Group sponsored both non-contributory and contributory defined benefit pension plans primarily in the U.S. and Canada, the majority of which were funded. Non-contributory pension plans covered certain hourly and salaried employees and the benefits were based on a fixed rate for each year of service. Additionally, contributory benefits were provided to certain salaried employees under the salaried employees’ retirement plans.
The FCA Group’s defined benefit pension plans were accounted for on an actuarial basis, which required the use of estimates and assumptions to determine the net liability or net asset. The FCA Group estimated the present value of the projected future payments to all participants by taking into consideration parameters of a financial nature such as discount rates, the rate of salary increases and the likelihood of potential future events estimated by using demographic assumptions, which could have an effect on the amount and timing of future payments, such as mortality, dismissal and retirement rates, which were developed to reflect actual and projected plan experience. Mortality rates were developed using FCA plan-specific populations, recent mortality information published by recognized experts in this field, primarily the U.S. Society of Actuaries and the Canadian Institute of Actuaries, and other data where appropriate to reflect actual and projected plan experience. The expected amount and timing of contributions was based on an assessment of minimum funding requirements. From time to time, contributions were made beyond those that are legally required.
Plan obligations and costs were based on existing retirement plan provisions. Assumptions regarding any potential future changes to benefit provisions beyond those to which the FCA Group was presently committed were not made. Significant differences in actual experience or significant changes in the following key assumption could affect the pension obligations and pension expense:
•Discount rates. FCA’s discount rates were based on yields of high-quality (AA-rated) fixed income investments for which the timing and amounts of maturities match the timing and amounts of the projected benefit payments.
The effects of actual results differing from assumptions and of amended assumptions were included in Other comprehensive income/(loss). The weighted average discount rates used to determine the defined benefit obligation for the defined benefit plans were 2.6 percent and 3.3 percent at December 31, 2020 and 2019, respectively.
At December 31, 2020, the effect on the defined benefit obligation of a decrease or increase in the discount rate, holding all other assumptions constant, is as follows:

Effect on pension benefit obligation increase/(decrease) in Net liability
( € million)
10 basis point decrease in discount rate	301
10 basis point increase in discount rate	(294)
Refer to Note 19, Employee benefits liabilities, for additional information on the FCA Group’s pension plans.
Other post-employment benefits
The FCA Group historically provided health care, legal, severance, indemnity life insurance benefits and other post-retirement benefits to certain hourly and salaried employees. Upon retirement, these employees could become eligible for a continuation of certain benefits. Benefits and eligibility rules could be modified periodically.
These other post-employment benefits (“OPEB”) were accounted for on an actuarial basis, which required the selection of various assumptions. The estimation of the FCA Group’s obligations, costs and liabilities associated with OPEB required the use of estimates of the present value of the projected future payments to all participants, taking into consideration the likelihood of potential future events estimated by using demographic assumptions, which could have an effect on the amount and timing of future payments, such as mortality, dismissal and retirement rates, which were developed to reflect actual and projected plan experience, as well as legal requirements for retirement in respective countries. Mortality rates were developed using plan-specific populations, recent mortality information published by recognized experts in this field and other data where appropriate to reflect actual and projected plan experience.
Plan obligations and costs were based on existing plan provisions. Assumptions regarding any potential future changes to benefit provisions beyond those to which the FCA Group were presently committed were not made.
Significant differences in actual experience or significant changes in the following key assumptions could affect the OPEB obligation and expense:
•Discount rates. FCA’s discount rates were based on yields of high-quality (AA-rated) fixed income investments for which the timing and amounts of maturities matched the timing and amounts of the projected benefit payments.
•Health care cost trends. The FCA Group’s health care cost trend assumptions were developed based on historical cost data, the near-term outlook and an assessment of likely long-term trends.
At December 31, 2020, the effect of a decrease or increase in the key assumptions affecting the health care, life insurance plans and Italian severance indemnity (trattamento di fine rapporto or “TFR”), holding all other assumptions constant, is shown below:

	Effect on health care and life insurance benefit obligation	Effect on the TFR benefit obligation
	(€ million)
10 basis point / (100 basis point for TFR) decrease in discount rate	30	40
10 basis point / (100 basis point for TFR) increase in discount rate	(30)	(35)
100 basis point decrease in health care cost trend rate	(36)	—
100 basis point increase in health care cost trend rate	44	—
Refer to Note 19, Employee benefits liabilities, for additional information on the FCA Group’s OPEB liabilities.
Recoverability of non-current assets with definite useful lives
Non-current assets with definite useful lives included property, plant and equipment, intangible assets and assets held for sale. Intangible assets with definite useful lives mainly consist of capitalized development expenditures primarily related to the North America and EMEA segments. The FCA Group periodically reviewed the carrying amount of non-current assets with definite useful lives when events or circumstances indicated that an asset may be impaired. The recoverability of non-current assets with definite useful lives was based on the estimated future cash flows, using the FCA Group’s current business plan, of the CGUs to which the assets related.
The global automotive industry had historically experienced significant change as a result of evolving regulatory requirements for fuel efficiency, greenhouse gas emissions and other tailpipe emissions as well as emerging technology changes, such as electrification and autonomous driving. FCA’s business plan could change in response to these evolving requirements and emerging technologies or in relation to any future business plans or strategies developed as part of partnerships and collaborations. As FCA continued to assess the potential impacts of these evolving requirements, emerging technologies or future plans and strategies, and of operationalizing and implementing the strategic targets set out in the business plan, including reallocation of our resources, the recoverability of certain of FCA’s assets or CGUs could be impacted in future periods. For example, product development strategies could be affected by regulatory changes as well as changes in the expected costs of implementing electrification, including the cost of batteries. As relevant circumstances change, FCA expects to adjust its product plans which could result in changes to the expected use of certain of the FCA Group’s vehicle platforms.
These uncertainties could result in either impairments of, or reductions to the expected useful lives of, these platforms, or both. Any change in recoverability would be accounted for at the time such change to the business plan occurs. For the years ended December 31, 2020, 2019 and 2018, the impairment tests performed compared the carrying amount of the assets included in the respective CGUs to their value-in-use. The value-in-use of the CGUs was determined using a discounted cash flow methodology based on estimated pre-tax future cash flows attributable to the CGUs and a pre-tax discount rate reflecting a current market assessment of the time value of money and the risks specific to the CGUs.
During the year ended December 31, 2020, impairment losses and supplier obligations of €927 million were recognized. Of this, €13 million of supplier obligations were recognized within Cost of revenues in the Consolidated income statement and impairments totaling €914 million were recognized, primarily in relation to:
•For the three months ended March 31, 2020, the FCA Group reviewed its business and operations to take into consideration the estimated impacts and effects of the COVID-19 pandemic, including the estimated impact on the macroeconomic environment, the market outlook and the FCA Group’s operations. Using the updated information, FCA performed an assessment of the recoverability of certain of its assets as of March 31, 2020. Specifically, FCA reviewed FCA’s cash generating units (“CGUs”) and goodwill and intangible assets with indefinite useful lives for indicators of impairment. Certain CGUs, primarily those that were expected to be more sensitive to the current market outlook, in North America, EMEA, LATAM and Maserati segments, as well as goodwill allocated to EMEA and LATAM segments, were found to have indicators of impairment, and were therefore subject to impairment testing. As a result of this impairment testing, impairment charges totaling €450 million, primarily as a result of reduced volume expectations, were recognized on CGUs within the EMEA, LATAM and Maserati segments composed of €247 million of Property, plant and equipment recognized within Cost of revenues and €203 million of previously capitalized development costs recognized within Research and development costs. Of these charges, €178 million relates to the EMEA segment, €161 million relates to the LATAM segment, and €111 million relates to the Maserati segment, which is incremental to the impairment recognized in the Maserati segment discussed below.
•In addition to the impairments discussed above, during the three months ended March 31, 2020, certain assets within the Maserati segment were impaired in connection with decisions that were made regarding the planned utilization of certain assembly assets to more efficiently utilize the FCA Group's manufacturing capacity as part of the implementation of the previously announced Maserati product renewal activities. As a result of these decisions, impairment charges were recognized totaling €177 million, composed of €85 million of Property, plant and equipment recognized within Cost of revenues and €92 million of previously capitalized development expenditures recognized within Research and development costs. Impairment expense of €16 million was also recognized in North America for property, plant and equipment relating to idled assets.
•During the three months ended September 30, 2020, the FCA Group changed FCA’s strategy for the future B-Segment platform in EMEA, which was under development. As a result of the change in strategy, assets totaling €74 million were impaired within the EMEA segment, composed of €4 million of Property, plant and equipment and €70 million of previously capitalized research and development expenditures, which were recognized within Cost of revenues and Research and development costs, respectively, as well as €13 million of supplier obligations.
•During the three months ended December 31, 2020, impairment losses totaling €197 million were recognized, of which €120 million related to vehicle platform impairments in the North America segment as a result of the increase in the CAFE fine rate applicable starting with model year 2022 vehicles, composed of €37 million of Property, plant and equipment recognized within Cost of revenues and €83 million of previously capitalized development expenditures recognized within Research and development costs. In addition, impairment expense of €56 million was recognized in relation to capitalized development costs which were no longer planned to be used by the FCA Group. Of these, €44 million was not allocated to a specific region as the impaired assets were used to produce vehicles sold in several of FCA’s regions, while €9 million relates to the Maserati segment and €3 million relates to the EMEA segment. Furthermore, impairment expense of €18 million was also recognized in North America for property, plant and equipment for idled assets.
During the year ended December 31, 2019, impairment losses totaling €1,589 million were recognized. Of the total impairment charges, €1,376 million was recognized in relation to the rationalization of product portfolio plans, primarily for Europe in the A-segment as well as for Alfa Romeo resulted in the recognition of asset impairment charges for certain platforms, composed of €563 million of Property, plant and equipment recognized within Cost of revenues and €813 million of previously capitalized development costs recognized within Research and development costs and excluded from Adjusted EBIT. Of these charges, €435 million relates to the EMEA segment, €148 million relates to the Maserati segment and the remaining €793 million was not allocated to a specific region as the impaired assets were used to produce vehicles sold in several of FCA’s regions.
During the year ended December 31, 2018, impairment losses totaling €297 million were recognized. The most significant component of this impairment loss was in EMEA, primarily resulting from changes in product plans in connection with the 2018-2022 business plan. It was determined that the carrying amount of the CGUs exceeded their value-in-use and accordingly, an impairment charge of €262 million was recognized in EMEA, €16 million in North America, €11 million in APAC and €8 million in LATAM.
Recoverability of Goodwill and Intangible assets with indefinite useful lives
In accordance with IAS 36 - Impairment of Assets, goodwill and intangible assets with indefinite useful lives were not amortized and were tested for impairment annually or more frequently if facts or circumstances indicate that the asset may be impaired.
Goodwill and intangible assets with indefinite useful lives were allocated to operating segments or to CGUs within the operating segments. The impairment test was performed by comparing the carrying amount (which mainly comprises property, plant and equipment, goodwill, brands and capitalized development expenditures) and the recoverable amount of each cash generating unit (“CGU”) or group of CGUs to which Goodwill has been allocated. The recoverable amount of a CGU was the higher of its fair value less costs of disposal and its value-in-use. The balance of Goodwill and intangible assets with indefinite useful lives recognized by the FCA Group primarily related to the acquisition of FCA US. Goodwill from the acquisition of FCA US was allocated to the North America, EMEA, APAC and LATAM operating segments.
Due to the identification of indicators of impairment, primarily as the FCA Group reviewed its business and operations to take into consideration the potential impacts and effects of the COVID-19 pandemic, including the estimated impact on the macro economic environment, the market outlook and the FCA Group’s operations, the goodwill allocated to the EMEA and LATAM operating segments were tested for impairment at March, 31 2020.
Of total Goodwill and intangible assets with indefinite useful lives of €14,614 million at March 31, 2020, €275 million and €577 million (€269 million and €563 million at December 31, 2019) of goodwill was allocated to the EMEA and LATAM segments, respectively. No intangible assets with indefinite useful lives, other than goodwill, were recognized within the EMEA and LATAM segments.
The assumptions used in the goodwill impairment test for the EMEA and LATAM segments as of March 31, 2020, represented management’s best estimate for the period under consideration.
•The estimate of the recoverable amount for purposes of performing the EMEA and LATAM goodwill impairment test was determined using value-in-use at March 31, 2020 and was based on the following assumptions:
▪The expected future cash flows covering the period from 2020 through 2024. These expected cash flows reflected the current expectations regarding economic conditions and market trends as well as the segment specific initiatives for the period 2020 to 2024. These cash flows related to the operating segments in their current condition when preparing the financial statements and excluded the estimated cash flows that might arise from future restructuring plans or other structural changes. Key assumptions used in estimating the future cash flows were those related to volumes, sales mix, profit margins, expected conditions regarding market trends and segment, brand and model market share for the respective operating segment over the period considered.
▪The expected future cash flows included a normalized terminal period to estimate the future result beyond the time period explicitly considered which incorporated a long-term growth rate assumption of 2 percent. The long-term EBIT margins were set considering historical margins, the margins incorporated into the plan, and other market data, as adjusted for the stage in the economic cycle of the regions and any specific circumstances (for example, in LATAM, the long-term EBIT margin was adjusted to assume no extension of the Brazilian tax benefits beyond 2025).
▪Pre-tax cash flows were discounted using a pre-tax discount rate which reflects the current market assessment of the time value of money for the period being considered, and the risks specific to those cash flows under consideration. The pre-tax Weighted Average Cost of Capital (“WACC”) applied ranged from 9.5 percent to 16 percent.
•Expected future cash flows are sensitive to changes in the WACC, such that an increase of 25 basis points and 40 basis points in the WACC for the EMEA and LATAM segments respectively, would reduce the recoverable value down to its carrying amount.
The pre-tax WACC was calculated using the Capital Asset Pricing Model technique. The recoverable amounts for EMEA and LATAM operating segments estimated using the assumptions described above were determined to be in excess of the carrying amount of goodwill allocated to the EMEA and LATAM operating segments, respectively. As such, no impairment charges were recognized for goodwill for the three months ended March 31, 2020.
The FCA Group’s goodwill and intangible assets with indefinite useful lives were tested for impairment on October 1, 2020, which is the date the group annually tests goodwill for impairment.
•The estimate of the recoverable amount for purposes of performing the annual impairment test for each of the operating segments was determined using value-in-use and was based on the following assumptions:
◦The expected future cash flows covering the period from 2020 through 2024. These expected cash flows reflect the current expectations regarding economic conditions and market trends as well as the FCA Group’s initiatives for the period 2020 to 2024. These cash flows relate to the respective CGUs in their current condition when preparing the financial statements and exclude the estimated cash flows that might arise from restructuring plans or other structural changes. Volumes and sales mix used for estimating the future cash flow were based on assumptions that were considered reasonable and sustainable and represent the best estimate of expected conditions regarding market trends and segment, brand and model share for the respective operating segment over the period considered. With regards to:
◦The expected future cash flows included a normalized terminal period to estimate the future result beyond the time period explicitly considered which incorporated a long-term growth rate assumption of 2 percent. The long-term EBIT margins were set considering historical margins, the margins incorporated into the business plan, and other market data, as adjusted for the stage in the economic cycle of the regions and any specific circumstances (for example, in LATAM, the long-term EBIT margin has been adjusted to assume no extension of the Brazilian tax benefits beyond 2025). With regards to:
▪The APAC operating segment, expected future cash flows have historically been sensitive to certain assumptions, primarily the expected margins for the terminal period. While the assumptions used were considered reasonable and achievable and represented the best estimate of expected conditions in the operating segment, management had been and continued to be actively implementing measures to improve operating results by addressing commercial performance and cost structure to allow the achievement of the expected margins and cash flow in APAC. From 2019, the APAC region had become less sensitive to changes in the terminal period EBIT Margin as a result of ongoing actions FCA is taking to improve the competitiveness of its business in China. However, the recoverability of the assets within the APAC region were dependent upon achieving profitable results, which had not been achieved in recent periods.
▪The LATAM operating segment, for the year ended December 31, 2019, expected future cash flows had become sensitive to the expected margins for the terminal period taking into consideration the expectations for the region as well as the economic uncertainties in Argentina, such that a reduction of 90 basis points in the margin for the terminal period would reduce the recoverable value down to its carrying amount. During 2020, the LATAM region had become less sensitive to changes in terminal period EBIT margin, as a result of improved performance outlook in the region.
•For the year ended December 31, 2020, pre-tax cash flows were discounted using a pre-tax discount rate which reflected the current market assessment of the time value of money for the period being considered and the risks specific to the operating segment and cash flows under consideration. The pre-tax discount rate ranged from 9.5 percent to 16.8 percent. The pre-tax discount rates were determined using the WACC which were calculated using the Capital Asset Pricing Model technique.
The values estimated as described above were determined to be in excess of the carrying amount for each operating segment to which Goodwill was allocated. As such, no impairment charges were recognized for Goodwill and Intangible assets with indefinite useful lives for the year ended December 31, 2020.
There were no impairment charges resulting from the impairment tests performed for the years ended December 31, 2019 and 2018.
Recoverability of deferred tax assets
Deferred tax assets were recognized to the extent that it is probable that sufficient taxable profit would be available to allow the benefit of part or all of the deferred tax assets to be utilized. The recoverability of deferred tax assets was dependent on the FCA Group’s ability to generate sufficient future taxable income in the period in which it is assumed that the deductible temporary differences reverse and tax losses carried forward could be utilized. In making this assessment, the FCA Group considered future taxable income arising based on the most recent business plan. Moreover, the FCA Group estimated the impact of the reversal of taxable temporary differences on earnings and it also considered the period over which these deferred tax assets could be recovered. The estimates and assumptions used in the assessment were subject to uncertainty especially related to the FCA Group’s future performance as compared to the business plan, particularly in LATAM and EMEA. Therefore, changes in current estimates due to unanticipated events could have a significant impact on the Consolidated Financial Statements. Refer to Note 7, Tax expense for additional detail.
For the three months ended March 31, 2020, the FCA Group reviewed its business and operations to take into consideration the estimated impacts and effects of the COVID-19 pandemic, including the estimated impact on the macroeconomic environment, the market outlook and the FCA Group’s operations. As such, the FCA Group assessed its ability to generate sufficient taxable income in the future that would allow realization of net deferred tax assets in Italy and Brazil, primarily in relation to tax loss carry-forwards in each respective country. As a result of this assessment, a write-down of €549 million of deferred tax assets was recorded for the year ended December 31, 2020. Of this write-down, €446 million primarily related to Italian tax loss carry-forwards and €103 million related to Brazilian tax loss carry-forwards.
Sales incentives
The FCA Group recorded the estimated cost of sales incentive programs offered to dealers and consumers as a reduction to revenue at the time of sale to the dealer. This estimated cost represented the incentive programs offered to dealers and consumers, as well as the expected modifications to these programs in order to facilitate sales of the dealer inventory. Subsequent adjustments to sales incentive programs related to vehicles previously sold to dealers were recognized as an adjustment to Net revenues in the period the adjustment was determinable.
The FCA Group used price discounts to adjust vehicle pricing in response to a number of market and product factors, including pricing actions and incentives offered by competitors, economic conditions, the amount of excess industry production capacity, the intensity of market competition, consumer demand for the product and the desire to support promotional campaigns. The FCA Group offered a variety of sales incentive programs at any given point in time, including cash offers to dealers and consumers and subvention programs offered to customers, or lease subsidies, which reduced the retail customer’s monthly lease payment or cash due at the inception of the financing arrangement, or both. Sales incentive programs were generally brand, model and region specific for a defined period of time.
Multiple factors were used in estimating the future incentive expense by vehicle line, including the current incentive programs in the market, planned promotional programs and the normal incentive escalation incurred as the model year ages. The estimated incentive rates were reviewed monthly and changes to planned rates were adjusted accordingly, thereby impacting revenues. As there were a multitude of inputs affecting the calculation of the estimate for sales incentives, an increase or decrease of any of these variables could have a significant effect on Net revenues.
Product warranties, recall campaigns and product liabilities
The FCA Group established reserves for product warranties at the time the related sale was recognized. FCA issued various types of product warranties under which the performance of products delivered was generally guaranteed for a certain period or term. The accrual for product warranties included the expected costs of warranty obligations imposed by law or contract, as well as the expected costs for policy coverage, recall actions and buyback commitments. The estimated future costs of these actions were principally based on assumptions regarding the lifetime warranty costs of each vehicle line and each model year of that vehicle line, as well as historical claims experience for the FCA Group’s vehicles. In addition, the number and magnitude of additional service actions expected to be approved and policies related to additional service actions were taken into consideration. Due to the uncertainty and potential volatility of these estimated factors, changes in the assumptions used could materially affect the results of operations.
The FCA Group periodically initiated voluntary service and recall actions to address various customer satisfaction as well as safety and emissions issues related to vehicles sold. Included in the reserve was the estimated cost of these service and recall actions. In North America, FCA accrued estimated costs for recalls at the time of sale, which were based on historical claims experience as well as an additional actuarial analysis that gave greater weight to the more recent calendar year trends in recall campaign activity. In other regions and sectors, however, there generally was not sufficient historical data to support the application of an actuarial-based estimation technique. As a result, estimated recall costs for the other regions and sectors were accrued at the time when they were probable and reasonably estimable, which typically occurred once a specific recall campaign was approved and announced.
Estimates of the future costs of these actions were subject to numerous uncertainties, including the enactment of new laws and regulations, the number of vehicles affected by a service or recall action and the nature of the corrective action. It was reasonably possible that the ultimate cost of these service and recall actions could have required the FCA Group to make expenditures in excess of (or less than) established reserves over an extended period of time and in a range of amounts that could not be reasonably estimated. The estimate of warranty and additional service and recall action obligations was periodically reviewed during the year. Experience showed that initial data for any given model year could be volatile; therefore, FCA’s process relied upon long-term historical averages until sufficient data was available. As actual experience became available, it was used to modify the historical averages to ensure that the forecast was within the range of likely outcomes. Resulting accruals were then compared with current spending rates to ensure that the balances were adequate to meet expected future obligations.
In addition, the FCA Group made provisions for estimated product liability costs arising from property damage and personal injuries including wrongful death, and potential exemplary or punitive damages alleged to be the result of product defects. By nature, these costs could be infrequent, difficult to predict and have the potential to vary significantly in amount. The valuation of the reserve was actuarially determined on an annual basis based on, among other factors, the number of vehicles sold and product liability claims incurred. Costs associated with these provisions were recorded in the Consolidated Income Statement and any subsequent adjustments were recorded in the period in which the adjustment is determined.
Litigation
Various legal proceedings, claims and governmental investigations were pending against the FCA Group on a wide range of topics, including vehicle safety, emissions and fuel economy, competition, tax and securities matters, alleged violations of law, labor, dealer, supplier and other contractual relationships, intellectual property rights, product warranties and environmental matters. Some of these proceedings allege defects in specific component parts or systems (including airbags, seats, seat belts, brakes, ball joints, transmissions, engines and fuel systems), in various vehicle models or alleged general design defects relating to vehicle handling and stability, sudden unintended movement or crashworthiness. These proceedings seeked recovery for damage to property, personal injuries or wrongful death and in some cases included a claim for exemplary or punitive damages. Adverse decisions in one or more of these proceedings could require the FCA Group to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.
Litigation was subject to many uncertainties, and the outcome of individual matters was not predictable with assurance. Moreover, the cases and claims against the FCA Group were often derived from complex legal issues that were subject to differing degrees of uncertainty, including the facts and circumstances of each particular case, the manner in which the applicable law is likely to be interpreted and applied and the jurisdiction and the different laws involved. A provision was established in connection with pending or threatened litigation if it was probable there would be an outflow of funds and when the amount could be reasonably estimated. If an outflow of funds became probable, but the amount could not be estimated, the matter was disclosed in the notes to the Consolidated Financial Statements. Since these provisions represented estimates, the resolution of some of these matters could require the FCA Group to make payments in excess of the amounts accrued or could have required the FCA Group to make payments in an amount or range of amounts that could not be reasonably estimated.
The FCA Group monitored the status of pending legal proceedings and consulted with experts on legal and tax matters on a regular basis. As such, the provisions for the FCA Group’s legal proceedings and litigation may vary as a result of future developments in pending matters.